EXHIBIT 10.11

                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


                                November 10, 2005


Continental  Stock  Transfer  &  Trust  Company
17  Battery  Place  -  8th  Floor
New  York,  NY  10004

Attention:     Roger  Bernhammer

     RE:     NS8  CORPORATION

Ladies  and  Gentlemen:

     Reference is made to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith by and between NS8
 -------------------------------
Corporation, a Delaware corporation (the "Company"), and the Buyers set forth on
                                          -------
Schedule  I attached thereto (collectively the "Buyers") and that certain Pledge
                                                ------
and  Escrow  Agreement  (the "Pledge Agreement") of even date herewith among the
                              ----------------
Company, the Buyers and David Gonzalez, as escrow agent (the "Escrow Agent") and
                                                              ------------
that certain Warrant of even date herewith between the Company and the Buyers (the "Warrant"). Pursuant to the Securities Purchase Agreement, the Company
       -------
shall sell to the Buyers, an the Buyers shall purchase from the Company, convertible debentures (collectively, the "Debentures") in the aggregate
                                               ----------
principal amount of One Million Eight Hundred Sixty Three Thousand Four Hundred Thirty Dollars ($3,163,430), plus accrued interest, which are convertible into shares of the Company's common stock, par value $0.0001 per share (the "Common
                                                                          ------
Stock"),  at  the Buyers discretion.  These instructions relate to the following
-----
stock  or  proposed  stock  issuances  or  transfers:

1. The Company has agreed to issue to the Buyers up to 350,000,000 shares of the Company's Common Stock upon conversion of the Debentures ("Conversion
                                                                      ----------
Shares")  plus  the  shares  of  Common  Stock  to  be issued to the Buyers upon
------
conversion of accrued interest and liquidated damages into Common Stock (the "Interest Shares")
 ----------------

2. The Company has agreed to issue to the Buyers up to 25,000,000 shares (the "Warrant Shares") of the Company's Common Stock upon exercise of the
       ---------------
Warrant.


                                     EX-149

3. The Company has prepared, or will promptly prepare, stock certificates representing 14,917,947 shares (the "Escrowed Shares") of the Company's Common
                                       ---------------
Stock, in the Company's name, that have been or are being delivered to the Escrow Agent pursuant to the Pledge Agreement.

This letter shall serve as our irrevocable authorization and direction to Continental Stock Transfer & Trust Company (the "Transfer Agent") (provided that
                                                 --------------
you are acting as the Trasfer Agent of the Company at such time) to do the following:

1.     Conversion  Shares  and  Warrant  Shares.

a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares, Warrant Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares, Warrant Shares and the Interest Shares to the Buyers from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice"), in the
                                                     -----------------
form  attached  hereto  as Exhibit I, or a properly completed Exercise Notice in
                           ---------
the  form  attached to the Warrant as Exhibit A thereto (the "Exercise Notice"),
                                                              ---------------
delivered on behalf of the Company to the Transfer Agent by David Gonzalez, Esq. (the "Escrow Agent"). Upon receipt of a Conversion Notice or an Exercise
       -------------
Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or the Exercise Notice, a certificate, registered in the name of the Buyers or their designees, for the number of shares of Common Stock to which the Buyers shall be entitled as set forth in the Conversion Notice or Exercise Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company ("DTC") Fast Automated Securities
                                                 ---
Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyers' or their designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyers causes its bank or broker to
             ----
initiate  the DWAC transaction. For purposes hereof "Trading Day" shall mean any
                                                     -----------
day  on  which  the  NASDAQ  Market  is  open  for  customary  trading.

b. The Company hereby confirms to the Transfer Agent and the Buyers that certificates representing the Conversion Shares and Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers
(i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii)
                                             ----------
an  opinion of counsel in the form set forth in Exhibit III attached hereto, and
                                                -----------
that if the Conversion Shares, Warrant Shares and the Interest Shares are not registered for sale under the Securities Act of 1933, as amended (the "Act"), and the Transfer Agent has received an opinion of counsel to the Company that the issuance of the Conversion Shares and the Interest Shares is an exempt transaction under the Act, then the certificates for the Conversion Shares, Warrant Shares and Interest Shares shall bear the following legend:


                                     EX-150

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes David Gonzalez, Esq. to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

d. Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed conversion notice substantially in the form attached as an exhibit to the Debentures or instructions to exercise the Warrant, the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent a Conversion Notice in the form attached hereto as Exhibit I, or an Exercise
                                                       ---------
Notice, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice or Exercise Notice in accordance with the terms of these instructions.

2.     Escrowed  Shares.

a. With respect to the Escrowed Shares, upon an event of default as set forth in the Pledge Agreement, the Escrow Agent shall send written notice to the Transfer Agent ("Escrow Notice") to transfer such number of Escrow Shares as set
                --------------
forth in the Escrow Notice to the Buyers. Upon receipt of an Escrow Notice and the Escrow Shares properly endorsed for transfer accompanied by an opinion of counsel the Transfer Agent shall promptly transfer such number of Escrow Shares to the Buyers as shall be set forth in the Escrow Notice delivered to the Transfer Agent by the Escrow Agent. Further, the Transfer Agent shall promptly transfer such shares from the Buyers to any subsequent transferee promptly upon receipt of written notice from the Buyers or their counsel. If the Escrow Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Escrow Shares shall bear the legend set forth in
Section  1b.


                                     EX-151

b. In the event that counsel to the Company fails or refuses to render an opinion as may be required by the Transfer Agent to affect a transfer of the Escrow Shares (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes David Gonzalez, Esq. to render such opinion. The Transfer Agent shall accept and be entitles to rely on such opinion for the purpose of transferring the Escrow Shares.

3.     All  Shares.

a. The Transfer Agent shall reserve for issuance to the Buyers the Conversion Shares, the Escrowed Shares and Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

b. The Transfer Agent shall rely exclusively on the Conversion Notice, the Escrow Notice or the Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice, Escrow Notice or Exercise Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

c. The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

     Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyers, a partner of the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

     The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Buyers.

     The Company hereby confirms to Continental Stock and the Investor that no instructions other than as contemplated herein will be given to Continental Stock by the Company with respect to the shares of Common Stock. Such shares of Common Stock shall remain in reserve with Continental Stock until the Company and the Investor mutually provide Continental Stock instructions that the shares of Common Stock may be removed from the reserve The Company hereby agrees that it shall not replace Continental Stock as the Company's transfer agent during the term of this Agreement without the prior written consent of the Investor.


                                     EX-152

     Should Continental Stock resign as transfer agent, the Company shall use its best efforts to obtain a suitable replacement transfer agent which agent shall have agreed to serve as transfer agent and to be bound by the terms and conditions of these Transfer Agent Instructions within the Notice Period referenced above. The Company's obligation to obtain a suitable replacement transfer agent shall not affect Continental Stock's ability to resign.

     The Company hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit Continental Stock from satisfying any and all responsibilities and duties it may owe to the Company.

     The Company acknowledges that the Buyers are relying on the representations and covenants made by the Company hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement. The Company further acknowledges that without such representations and covenants of the Company made hereunder, the Buyers would not purchase the Debentures.

     The Company specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Transfer Agent Instructions.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                                     EX-153

     IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                                        COMPANY:

                                                        NS8 CORPORATION

                                                        By: /s/ Anthony Alda
                                                        Name: Anthony Alda
                                                        Title: CEO

                                                        /s/ David Gonzalez, Esq.
                                                        --------------------
                                                        David Gonzalez, Esq.


CONTINENTAL  STOCK  TRANSFER  &  TRUST  COMPANY

By: /s/ William  F.  Seegraber
    ---------------------------
Name:  William  F.  Seegraber
       ----------------------
Title: Vice  President


                                     EX-154

                                          SCHEDULE I
                                          ----------
                                      SCHEDULE OF BUYERS
                                      ------------------


                                                                     Address/Facsimile
Name                                      Signature                   Number of Buyers
-------------------------------  ----------------------------  ------------------------------
Cornell Capital Partners, LP     By:  Yorkville Advisors, LLC  101 Hudson Street - Suite 3700
                                 Its:  General Partner         Jersey City, NJ  07302
                                                               Facsimile:   (201) 985-8266

                                 By: /s/ Mark Angelo
                                     ---------------
                                 Name:  Mark Angelo
                                 Its:  Portfolio Manager


                                     EX-155

                                    EXHIBIT I
                                    ---------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                            FORM OF CONVERSION NOTICE
                            -------------------------

     Reference  is  made  to  the Securities Purchase Agreement (the "Securities
                                                                      ----------
Purchase  Agreement")  between  NS8 Corporation, (the "Company"), and the Buyers
   ----------------                                    -------
set forth on Schedule I attached thereto dated November ____ 2005. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.0001 per share (the "Common Stock"), of the Company
                                                  ------------
for  the  amount  indicated  below  as  of  the  date  specified  below.

Conversion  Date:
                                            ------------------------------------
Amount  to  be  converted:                  $
                                            ------------------------------------
Conversion  Price:                          $
                                            ------------------------------------
Shares  of  Common  Stock  Issuable:
                                            ------------------------------------
Amount  of  Debenture  unconverted:         $
                                            ------------------------------------
Amount  of  Interest  Converted:            $
                                            ------------------------------------
Conversion  Price  of  Interest:            $
                                            ------------------------------------
Shares  of  Common  Stock  Issuable:
                                            ------------------------------------
Amount  of  Liquidated  Damages:            $
                                            ------------------------------------
Conversion  Price  of  Liquidated  Damages: $
                                            ------------------------------------
Shares  of  Common  Stock  Issuable:
                                            ------------------------------------
Total Number of shares of Common Stock to be issued:
                                                      --------------------------


                                     EX-156

Please issue the shares of Common Stock in the following name and to the following address:


Issue  to:
                                            ------------------------------------
Authorized  Signature:
                                            ------------------------------------
Name:
                                            ------------------------------------
Title:
                                            ------------------------------------
Phone  #:
                                            ------------------------------------
Broker  DTC  Participant  Code:
                                            ------------------------------------
Account  Number*:
                                            ------------------------------------

     * Note that receiving broker must initiate transaction on DWAC System.


                                     EX-157

                                   EXHIBIT II
                                   ----------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                         FORM OF NOTICE OF EFFECTIVENESS
                         -------------------------------
                            OF REGISTRATION STATEMENT
                            -------------------------

_________,  2005

________


Attention:

RE:     NS8  CORPORATION

Ladies  and  Gentlemen:

     We  are  counsel  to NS8 Corporation, (the "Company"), and have represented
                                                 -------
the Company in connection with that certain Securities Purchase Agreement, dated as of November __, 2005 (the "Securities Purchase Agreement"), entered into by
                                -----------------------------
and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers") pursuant to which the Company has agreed to sell to
                    ------
the Buyers up to One Million Eight Hundred Sixty Three Thousand Four Hundred Thirty Dollars ($3,163,430) of secured convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock,
                              -----------------
par  value  $0.0001 per share (the "Common Stock"), in accordance with the terms
                                    ------------
of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of November ___, 2005, with the Buyers (the "Investor Registration
                                                           ---------------------
Rights  Agreement") pursuant to which the Company agreed, among other things, to
-----------------
register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Securities
 ---------
Purchase Agreement and the Registration Rights Agreement, on _______, 2005, the Company filed a Registration Statement (File No. ___-_________) (the
"Registration  Statement")  with  the  Securities  and  Exchange Commission (the
 -----------------------
"SEC")  relating  to  the  sale  of  the  Conversion  Shares.

     In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2005 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.


                                     EX-158

     The Buyers has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.



                                                         Very truly yours,

                                                         By:
                                                              ------------------


                                     EX-159

                                   EXHIBIT III
                                   -----------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                                 FORM OF OPINION
                                 ---------------


________________  2005

VIA  FACSIMILE  AND  REGULAR  MAIL
----------------------------------
________


Attention:

     RE:     NS8  CORPORATION

Ladies  and  Gentlemen:

     We  have  acted  as  special counsel to NS8 Corporation (the "Company"), in
                                                                   -------
connection  with  the  registration  of  ___________shares (the "Shares") of its
                                                                 ------
common  stock  with the Securities and Exchange Commission (the "SEC").  We have
                                                                 ---
not acted as your counsel. This opinion is given at the request and with the consent of the Company.

     In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"),
                                                       ----------------------
filed by the Company with the SEC on _________ ___, 2005. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling
                                                                         -------
Stockholders").  This  opinion relates solely to the Selling Shareholders listed
------------
on  Exhibit  "A"  hereto  and  number  of Shares set forth opposite such Selling
    ------------
Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2005.

     We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.


                                     EX-160

     In rendering this opinion we have relied upon the accuracy of the foregoing statements.

     Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.
                                                         ------------

     This opinion is furnished to Transfer Agent specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,




                                     EX-161

                                   EXHIBIT "A"
                                   -----------

                         (LIST OF SELLING STOCKHOLDERS)
                         ------------------------------


Name:                                                            No. of  Shares:
---------------------------------------------------------------  ---------------





                                     EX-162